Second Quarter 2023 Earnings Presentation August 2, 2023 Exhibit 99.2

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements are not historical facts but rather are based on ACRES Commercial Realty Corp.’s (“ACR’s” or the “Company’s”) current beliefs, assumptions and expectations. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ACR or are within its control. If a change occurs, its business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect ACR’s view only as of the date of this presentation. ACR uses words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “target,” and variations of these words and similar expressions to identify forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to vary from its forward-looking statements, including, but not limited to: ACRESREIT.COM changes in the industry, interest rates, the debt securities markets, real estate markets or the general economy; increased rates of default and/or decreased recovery rates on its investments; the performance and financial condition of its borrowers; the cost and availability of its financings, which depend in part on its asset quality, the nature of its relationships with its lenders and other capital providers, its business prospects and outlook and general market conditions; the availability and attractiveness of terms of additional debt repurchases; availability, terms and deployment of short-term and long-term capital; availability of, and ability to retain, qualified personnel; changes in its business strategy; availability of investment opportunities in commercial real estate-related and commercial finance assets; the degree and nature of its competition; the resolution of its non-performing and sub-performing assets; the outbreak of widespread contagious disease, such as the novel coronavirus, COVID-19; the Company’s ability to comply with financial covenants in its debt instruments; the adequacy of its cash reserves and working capital; the timing of cash flows, if any, from its investments; unanticipated increases in financial and other costs, including a rise in interest rates; our ability to maintain compliance with over-collateralization and interest coverage tests in our collateralized debt obligations (“CDOs”) and/or collateralized loan obligations (“CLOs”); its dependence on ACRES Capital, LLC, its “Manager”, and ability to find a suitable replacement in a timely manner, or at all, if its Manager or the Company were to terminate the management agreement; environmental and/or safety requirements; its ability to satisfy complex rules in order for ACR to qualify as a real estate investment trust (“REIT”), for federal income tax purposes and qualify for its exemption under the Investment Company Act of 1940, as amended, and its ability and the ability of its subsidiaries to operate effectively within the limitations imposed by these rules; legislative and regulatory changes (including changes to laws governing the taxation of REITs or the exemptions from registration as an investment company); and other factors discussed under Item IA. Risk Factors in its Annual Report on Form 10-K for the year ended December 31, 2022 and those factors that may be contained in any subsequent filing ACR makes with the Securities and Exchange Commission.

Disclaimer (continued) ACRESREIT.COM Forward-Looking Statements (continued) In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation might not occur and actual results, performance or achievement could differ materially from those anticipated or implied in the forward-looking statements. The Company undertakes no obligation, and specifically disclaims any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Past Performance Past performance is not indicative of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. Notes on Presentation This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), which management believes is relevant to assessing ACR’s financial performance. Please refer to page 20 for the reconciliation of Net income (Loss), a GAAP financial measure, to Earnings Available for Distribution (“EAD”), a non-GAAP financial measure. Unless otherwise indicated, information included in this presentation is at or for the period ended June 30, 2023. Definitions Refer to page 25 for a description of certain terms not otherwise defined or footnoted, including EAD, Benchmark Rate, GAAP Book Value, and other key terms. No Offer or Sale of Securities This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of any offer to buy any securities of ACR or any other entity. Any offering of securities would be made pursuant to separate documentation and any such securities would not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Highlights

- Manager is focused on delivering shareholder value through EAD[1] growth and share repurchases
- Earnings and capital gains can be retained through tax assets to increase book value

Percentage of Multifamily-focused CRE in Loan Portfolio	Per Share GAAP Net Income / EAD	Total Liquidity at June 30, 2023
75%	$0.10 / $0.60	$91.2M

2Q Net CRE Loan Payoffs	CECL Reserve at June 30, 2023	Stability in Book Value [2]
$10M	$25.7M (1.30% of Loan Portfolio)	Year over Year increase of $0.02 to $24.50

(1) Refer to page 20 for the reconciliation of Net Income (Loss), a GAAP financial measure, to EAD, a non-GAAP financial measure
(2) Book value is down $0.01 per share from the previous quarter

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Second Quarter Results Financial Results GAAP net income per share for Q2 2023: $0.10, and includes: $(0.31) due to $2.7M provision for CECL reserves, primarily attributable to the expected negative impact of macroeconomic factors on the general economy, partially offset by improvements in general portfolio credit risk EAD (1) for Q2 2023: $0.60 Book Value GAAP book value: $24.50, down from $24.51 in the first quarter of 2023 and up from $24.48 in the second quarter of 2022 Annual increase of 12.9% since ACRES acquisition in Q3 2020 CRE Loan Activity & CRE Portfolio $2.0B CRE loan portfolio comprising 78 loans with a weighted average LTV of 74% $22.5M of CRE loan production and $47.3M of loan repayments 5% of CRE loan portfolio is rated 4 or 5 98% of the par value of the CRE loan portfolio is current on payments $161.9M of net investments in real estate and properties held for sale Capitalization & Liquidity Non-recourse, non-mark-to-market CLO financings comprised 80% of asset-specific borrowings Total liquidity of $91.2M at June 30, 2023 ACRESREIT.COM (1) Refer to page 20 for the reconciliation of Net Income (Loss), a GAAP financial measure, to EAD, a non-GAAP financial measure

Summary of Changes to GAAP Book Value per Share GAAP Book Value - Mar ‘23 GAAP Book Value - Jun ‘23 Other Comprehensive Income Stock Repurchases (2) GAAP Net Income (1) Equity Compensation and Vested Shares ACRESREIT.COM Per share adjustments are calculated based on the share count outstanding utilized in the calculation of book value at June 30, 2023 At June 30, 2023, $14.7 million, or 1.3 million shares, were repurchased under the board authorized plan

CRE Loan Portfolio Overview ACRESREIT.COM $ in Millions Sep. 30, 2022 Dec. 31, 2022 Mar. 31, 2023 Jun. 30, 2023 CRE whole loans, floating-rate $2,125.9 $2,052.9 $1,990.1 $1,959.1 CRE mezzanine loan (1) 4.7 4.7 4.7 4.7 Total loans held for investment amortized cost $2,130.6 $2,057.6 $1,994.8 $1,963.8 Allowance for credit losses (7.8) (18.8) (23.9) (25.7) Total loans held for investment carrying value $2,122.8 $2,038.8 $1,970.9 $1,938.1 Weighted Averages CRE whole loans, floating-rate (2) 1M BR + 3.76% 1M BR + 3.78% 1M BR + 3.89% 1M BR + 3.94% 1M BR Floor (2) 0.67% 0.68% 0.66% 0.68% Total CRE loan portfolio LTV 72% 73% 74% 74% Total number of CRE Loans 88 82 79 78 Fully reserved at December 31, 2022, March 31, 2023 and June 30, 2023 At June 30, 2023, all CRE whole loans are now indexed only to SOFR and the weighted average benchmark rate was 5.22% CRE Loan Summary

CRE Loan Portfolio Diversification ACRESREIT.COM Pacific 8.8% Mountain 14.2% West North Central 3.3% Southwest 23.6% Southeast 21.2% East North Central 5.5% Mid Atlantic 13.0% Northeast 10.4% Top State Concentration Metrics: Texas: 23.6% Florida: 15.1% Arizona: 8.9% New York: 8.1% South Carolina: 6.1% Property Type (2) Balance by Region (1)(2) Based on the regions identified by the National Council of Real Estate Investment Fiduciaries (NCREIF) Percentages based on total carrying value of the CRE loans

Second Quarter Portfolio Activity ACRESREIT.COM CRE Loan Production, at Par $ in Millions 3rd Quarter 2022 4th Quarter 2022 1st Quarter 2023 2nd Quarter 2023 12 Mos. Ended Jun. 30, 2023 New CRE floating-rate loan commitments $181.3 $18.0 $16.0 $22.5 $237.8 Sales, payoffs and paydowns (83.5) (114.6) (94.1) (47.3) (339.5) Future fundings 16.4 22.7 14.9 14.8 68.8 New unfunded loan commitments (44.3) (0.7) (1.2) 0.0 (46.2) Net CRE loan fundings (repayments) $69.9 $(74.6) $(64.4) $(10.0) ($79.1) New CRE loans: Weighted average LTV 61% 67% 60% 63% 61% Weighted average coupon 1M BR + 6.04% 1M BR + 4.80% 1M BR + 5.50% 1M BR + 6.25% 1M BR + 5.91% Weighted average BR floor 2.18% 4.32% 4.50% 3.00% 2.65%

CRE Loan Portfolio Maturity Profile ACRESREIT.COM Fully Extended Loan and Interest Rate Cap Maturities ($ in millions at par) Fully extended weighted average loan maturity of 3.2 years (1)(2) 95% of the par value of the portfolio has interest rate caps in place at June 30, 2023 (3)(4) Excludes loans in default at June 30, 2023 Fully-extended maturity basis assumes borrower elects and qualifies for all extensions Interest rate caps are contractually owned by the underlying borrower and supplement the property cash flows that collateralize the CRE loan portfolio Our current interest rate caps have maturities from July 2023 through February 2026

CRE Loan Portfolio LTV ACRESREIT.COM

CRE Loan Portfolio Risk Ratings ACRESREIT.COM Percentage of Principal at June 30, 2023 vs. March 31, 2023 0 53 59 20 15 2 1 3 4 Number of loans: 95% of ACR’s loans have a risk rating of 2 or 3 that are performing in line with or near underwritten expectations (1) All but three of ACR’s 78 loans are current on contractual payments through June 30, 2023 (1) See page 26 for additional information on the risk rating definitions

Investments in Real Estate Properties

➢ **$161.9 million** of net investments in real estate and properties held for sale (1)(2)(3)



Office $14.6M (4)

- 99K SF Class A office / life science/ lab space
- Equity investment in the northeast region
- Lease up as life science / lab building
- Acquired in October 2021



Student Housing $13.0M (4)

- Existing structure and development of adjacent lot
- Equity investment in the southeast region
- Value add and development project
- Acquired in April 2022
- Construction commenced in the first quarter of 2023



Multifamily $14.2M (4)

- 12-acre parcel of land for multifamily development
- Equity investment in the northeast region
- Development of a multifamily complex
- Acquired in November 2021



Hotel $38.6M (4)

- 388-key hotel next to a convention center
- Equity investment in the east north central region
- Conversion to a Hilton hotel and stabilization
- Acquired in April 2022



Hotel $39.8M (4)

- 279-key hotel next to a convention center
- Equity via lending activities in the northeast region
- Acquired the deed in November 2020
- Reclassified to held for sale as of September 30, 2022

(1) Investments in real estate comprise six properties, four of which are held at depreciated/amortized cost basis and two of which are held for sale at lower of cost or fair value
(2) Depreciation and amortization expense is $946,000 for the 2nd quarter of 2023
(3) Images exclude the $20.9M property held for sale acquired via deed-in-lieu of foreclosure in June 2023
(4) Represents value on date of acquisition

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Summary Capitalization

➢ **$761.5 million** of availability at June 30, 2023

$ in Millions	Capitalization (1)				
	Maximum Capacity	Amount	Availability	W. Avg. Coupon	Leverage Ratio
Term warehouse financing facilities (2)	$500.0	$251.3	$247.5	BR + 2.65%	0.6x
Senior secured financing facility (2)	500.0	47.7	449.0	BR + 3.72%	0.1x
Mortgage payable (2)	20.4	18.5	1.5	BR + 3.80%	0.1x
Construction loans (3)	63.5	(1.9)	63.5	- %	-
Senior unsecured notes	150.0	147.8	-	5.75%	0.3x
Trust preferred securities	51.5	51.5	-	BR + 3.95%	0.1x
Total recourse debt	**$1,285.4**	**$514.9**	**$761.5**		**1.2x**
Securitizations (2) (non-MTM)	1,234.3	1,234.3	-	BR + 1.63%	2.7x
Total leverage (4)	**$2,519.7**	**$1,749.2**	**$761.5**		**3.9x**
Preferred equity		226.5		8.26%	
Common equity (5)		217.5			
Total capitalization		**$2,193.2**		**7.18%** WACC	

(1) For additional details, please refer to the Company's Liquidity and Capital Resources discussion in its 10-K and subsequent public securities filings
(2) Asset-specific borrowings total $1.5 billion, of which securitizations are 80%
(3) Current balance represents capitalized deferred debt issuance costs on construction loans that can be drawn upon subsequent to June 30, 2023
(4) Includes $16.7 million of unamortized deferred debt issuance costs and discounts on borrowings
(5) Includes $9.5 million of non-controlling interests

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Historical Leverage Ratios Recourse Debt Leverage Ratio ACRESREIT.COM

Liquidity ($ in Millions) ACRESREIT.COM Includes the projected amount of proceeds available to the Company if the unfinanced loans were financed with the applicable facilities

Appendix

Consolidated Balance Sheets ACRESREIT.COM (in thousands, except share and per share data)   Jun. 30, 2023   Dec. 31, 2022 Assets   (unaudited)     Cash and cash equivalents   $ 57,112   $ 66,232 Restricted cash   15,251   38,579 Accrued interest receivable   12,615   11,969 CRE loans   1,963,740   2,057,590 Less: allowance for credit losses   (25,651)   (18,803) CRE loans, net   1,938,089   2,038,787 Loan receivable - related party   11,125   11,275 Investments in unconsolidated entities   1,548   1,548 Properties held for sale   61,565   53,769 Investments in real estate   137,363   120,968 Right of use assets   20,061   20,281 Intangible assets   8,376   8,880 Other assets   3,551   4,364 Total Assets   $ 2,266,656   $ 2,376,652 Liabilities         Accounts payable and other liabilities   $ 15,597   $ 10,391 Management fee payable - related party   261   898 Accrued interest payable   7,181   6,921 Borrowings   1,749,199   1,867,033 Lease liabilities   43,988   43,695 Distributions payable   3,262   3,262 Accrued tax liability   142   113 Liabilities held for sale   3,025   3,025 Total Liabilities   1,822,655   1,935,338 Equity         Series C Preferred stock, par value $0.001   5   5 Series D Preferred stock, par value $0.001   5   5 Common stock, par value $0.001   9   9 Additional paid-in capital   1,174,094   1,174,202 Accumulated other comprehensive loss   (5,604)   (6,394) Distributions in excess of earnings   (733,958)   (732,359) Total Stockholders’ Equity   434,551   435,468 Non-controlling interests   9,450   5,846 Total Equity   444,001   441,314 Total Liabilities and Equity   $ 2,266,656   $ 2,376,652

Consolidated Statements of Operations ACRESREIT.COM (Unaudited, in thousands, except share and per share data)   For the Three Months Ended   For the Six Months Ended     Jun. 30, 2023   Jun. 30, 2022   Jun. 30, 2023   Jun. 30, 2022 Revenues                 Interest income   $ 47,148   $ 27,019   $ 92,477   $ 49,695 Interest expense   32,442   15,745   63,817   30,652 Net interest income   14,706   11,274   28,660   19,043 Real estate income   8,879   8,777   15,950   11,915 Other revenue   37   19   70   35 Total revenues   23,622   20,070   44,680   30,993 Operating Expenses                 General and administrative   2,348   2,353   5,327   5,810 Real estate expenses   10,492   9,162   19,352   13,956 Management fees - related party   1,890   1,672   3,663   3,354 Equity compensation - related party   719   991   1,613   1,735 Corporate depreciation and amortization   23   21   46   43 Provision for (reversal of) credit losses, net   2,700   524   7,796   (1,278) Total operating expenses   18,172   14,723   37,797   23,620 Other Income (Expense)                 Loss on extinguishment of debt   —   —   —   (460) Gain on sale of real estate   —   —   745   — Other income   242   175   352   973 Total other income   242   175   1,097   513 Income before Taxes   5,692   5,522   7,980   7,886 Income tax expense   (134)   —   (129)   (280) Net Income   5,558   5,522   7,851   7,606 Net income allocated to preferred shares   (4,856)   (4,856)   (9,711)   (9,711) Net loss allocable to non-controlling interest, net of taxes   115   24   261   24 Net Income (Loss) Allocable to Common Shares   $ 817   $ 690   $ (1,599)   $ (2,081) Net Income (Loss) per Common Share - Basic   $ 0.10   $ 0.08   $ (0.19)   $ (0.23) Net Income (Loss) per Common Share - Diluted   $ 0.10   $ 0.08   $ (0.19)   $ (0.23) Weighted Average Number of Common Shares Outstanding - Basic   8,451,973   8,888,461   8,476,059   8,992,142 Weighted Average Number of Common Shares Outstanding - Diluted   8,534,558   8,914,172   8,476,059   8,992,142

Earnings Available for Distribution

➢ The following table provides a reconciliation from GAAP net income (loss) allocable to common shares to Earnings Available for Distribution allocable to common shares, a non-GAAP measure, for the periods presented [1]:

(unaudited, in thousands, except share and per share data)	For the Three Months Ended		For the Six Months Ended	
	Jun. 30, 2023	Jun. 30, 2022	Jun. 30, 2023	Jun. 30, 2022
Net Income (Loss) Allocable to Common Shares - GAAP	$ 817	$ 690	$ (1,599)	$ (2,081)
				—
Reconciling Items from Continuing Operations:				
Non-cash equity compensation expense	719	991	1,613	1,735
Non-cash provision for (reversal of) CRE credit losses	2,700	524	7,796	(1,278)
Real estate depreciation and amortization	946	1,564	1,900	2,955
Non-cash amortization of discounts or premiums associated with borrowings	—	280	—	1,126
Net income from non-core assets	(26)	(76)	(52)	(730)
Reconciling Items from Legacy CRE Assets:				
Net interest income on legacy CRE assets	—	—	—	(29)
EAD Allocable to common shares	$ 5,156	$ 3,973	$ 9,658	$ 1,698
EAD per Common Share - Diluted	$ 0.60	$ 0.45	$ 1.12	$ 0.19
Weighted Average Number of Common Shares Outstanding - Diluted on EAD Allocable to Common Shares	8,534,558	8,914,172	8,618,346	8,992,142

(1) See page 25 for additional information

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CECL Trend Analysis Chart ACRESREIT.COM ACR’s CECL reserve as a percentage of the total CRE loan portfolio declined from 2Q21 until 3Q22 as ACR (i) increased its percentage of multifamily loans and (ii) simultaneously reduced its portfolio percentage of loans originated prior to 4Q20. (“Pre-Covid Loans”)(1) During the trailing 12 months, volatility in the commercial real estate sector has increased the CECL reserves to 1.30% at 2Q23. Percentages based on total CRE loans at par, except for the multifamily percentage, which is based on total carrying value of the CRE loans

Benchmark Sensitivity Analysis Trend ACRESREIT.COM The recent increases to benchmark rates on net interest income have returned our match-financed investment portfolio to having a direct correlation to the rise or fall in interest rates Change to a positive correlation to net interest income assuming a 1.00% increase to BRs BR Change Quarterly Net Interest Income per Share Sensitivity to Changes in BRs at June 30, 2022 Decreased 1.00% No Change Increased 0.25% Increased 0.50% Increased 0.75% Increased 1.00% BR: 1.79% BR Change Quarterly Net Interest Income per Share Sensitivity to Changes in BRs at June 30, 2023 Decreased 1.00% No Change Increased 0.25% Increased 0.50% Increased 0.75% Increased 1.00% BR: 5.14%

Illustrative Earnings Potential ACRESREIT.COM Projected Maximum CRE Loan Portfolio Size & GAAP EPS & EAD per Share Projected maximum CRE loan portfolio size $2,100.0 $2,500.0 Target range of asset-specific leverage 3.7x 4.6x Illustrative return on net deployable capital 15.0% 17.0% CRE net interest income $72.5 $82.3 Less: general & administrative (10.6) (10.6) Less: base and incentive management fees (8.0) (9.8) Less: corporate interest expense (13.9) (13.9) Less: net REO and other GAAP activities (3.2) (10.7) Less: preferred dividends (19.4) (19.4) Illustrative GAAP earnings $17.4 $17.9 Add: other GAAP activities 5.7 13.2 Illustrative EAD $23.1 $31.1 Fully diluted share count 8.5 8.5 GAAP EPS $2.06 $2.12 EAD EPS $2.73 $3.67 (In millions, except percentages and per share data) ACR has presented this slide for illustrative purposes only. The illustrative earnings potential is based on current market conditions and assumptions with respect to general business, economic, regulatory, and financial conditions and other future events, as well as matters specific to ACR's business, all of which are difficult to predict and many of which are beyond ACR’s control. As a result, there can be no assurance that any of the results will be realized or achieved. The illustration should not be relied upon as being necessarily indicative of future results, and you are cautioned not to place undue reliance on these scenarios. See page 27 for further details and assumptions. The chart below is meant to display the illustrative earnings potential of the Company. It is not meant to represent performance guidance for any period (1) (In millions, except per share data)

Projected Book Value Growth[1]

- ACR's strategy is to drive book value ("BV") growth over the coming years, with a cumulative **35.4%** increase in book value since ACRES acquisition in the 3rd quarter of 2020
- Projected **OPERATING** loss carryforwards of **$46.6M**, expected to be fully utilized
- Projected **CAPITAL** loss carryforwards of **$121.9M**, expected to be partially utilized
- Projected operating loss carryforwards at Taxable REIT Subsidiaries ("TRSs") of **$61M**, expected to be partially utilized

Projected BV Growth Under Multiple Scenarios



Book Value per Share
$ 35.00
$ 30.00
$ 25.00
$ 20.00
$ 15.00
$ 10.00
$ 5.00
$ -
$ 24.50
~$27.00
~$30.00
~$33.00
June 30, 2023
Min. Case
Base Case
Max Case
Impact of OPERATING loss carryforwards on BV
Impact of CAPITAL loss carryforwards on BV

(1) ACR has presented this slide for illustrative purposes only. The projected book value growth is based on available projections and current market conditions and assumptions with respect to general business, economic, regulatory, and financial conditions and other future events, as well as matters specific to ACR's business, all of which are difficult to predict and many of which are beyond ACR's control. As a result, there can be no assurance that any of the results will be realized or achieved. The illustration should not be relied upon as being necessarily indicative of future results, and you are cautioned not to place undue reliance on these scenarios. See page 27 for further details and assumptions.

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Key Definitions Earnings Available for Distribution: Earnings Available for Distribution (“EAD”) is a non-GAAP financial measure that the Company uses to evaluate its operating performance. EAD excludes the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current CRE loan portfolio and other CRE-related investments and operations. EAD excludes income (loss) from all non-core assets comprising of investments and securities owned by the Company at the initial measurement date of December 31, 2016 in commercial finance, middle market lending, residential mortgage lending, certain legacy CRE loans and other non-CRE assets designated as assets held for sale. EAD, for reporting purposes, is defined as GAAP net income (loss) allocable to common shares, excluding (i) non-cash equity compensation expense, (ii) unrealized gains and losses, (iii) non-cash provisions for loan losses, (iv) non-cash impairments on securities, (v) non-cash amortization of discounts or premiums associated with borrowings, (vi) net income or loss from a limited partnership interest owned at the initial measurement date, (vii) net income or loss from non-core assets, (viii) real estate depreciation and amortization, (ix) foreign currency gains or losses and (x) income or loss from discontinued operations. EAD may also be adjusted periodically to exclude certain one-time events pursuant to changes in GAAP and certain non-cash items. Although pursuant to the Fourth Amended and Restated Management Agreement the Company calculates the Manager’s incentive compensation using EAD excluding incentive fees payable to the Manager, the Company includes incentive fees payable to the Manager in EAD for reporting purposes. Benchmark Rate: Benchmark Rate (“BR”) refers to the collective one-month Term Secured Overnight Finance Rate (“SOFR”) rates that are used as benchmarks on the originated loans during the associated period. GAAP Book Value: GAAP book value is presented per common share, excluding unvested restricted stock and including warrants to purchase common stock. The measure refers to common stock book value, which is calculated as total stockholders’ equity less preferred stock equity. Leverage Ratio: Leverage ratio is calculated as the respective period ended borrowings over total equity. Asset-specific leverage ratio excludes corporate debt from the calculation. Weighted Average Cost of Capital: Weighted average cost of capital (“WACC”) calculation excludes the impact of common equity in the denominator. ACRESREIT.COM

Other Disclosures Commercial Real Estate Loans Risk Ratings CRE loans are collateralized by a diversified mix of real estate properties and are assessed for credit quality based on the collective evaluation of several factors, including but not limited to: collateral performance relative to underwritten plan, time since origination, current implied and/or reunderwritten loan-to-collateral value ratios, loan structure and exit plan. Depending on the loan’s performance against these various factors, loans are rated on a scale from 1 to 5, with loans rated 1 representing loans with the highest credit quality and loans rated 5 representing loans with the lowest credit quality. The factors evaluated provide general criteria to monitor credit migration in the Company’s loan portfolio; as such, a loan’s rating may improve or worsen, depending on new information received. The criteria set forth below should be used as general guidelines, and therefore not every loan will have all of the characteristics described in each category below. ACRESREIT.COM Rating 1: Property performance has surpassed underwritten expectations Occupancy is stabilized, the property has had a history of consistently high occupancy, and the property has a diverse and high-quality tenant mix Rating 2: Property performance is consistent with underwritten expectations and covenants and performance criteria are being met or exceeded Occupancy is stabilized, near stabilized or is on track with underwriting Rating 3: Property performance lags behind underwritten expectations Occupancy is not stabilized and the property has some tenancy rollover Rating 4: Property performance significantly lags behind underwritten expectations. Performance criteria and loan covenants have required occasional waivers Occupancy is not stabilized and the property has a large amount of tenancy rollover Rating 5: Property performance is significantly worse than underwritten expectations. The loan is not in compliance with loan covenants and performance criteria and may be in default. Expected sale proceeds would not be sufficient to pay off the loan at maturity The property has a material vacancy rate and significant rollover of remaining tenants An updated appraisal is required upon designation and updated on an as-needed basis

Key Assumptions Illustrative Earnings Potential – page 23 Net deployable capital is calculated as the total current corporate capital of $634.5 million, less total projected commitments for investments in real estate, excluding potential financing, of $110.7 million and a working capital reserve of $40.0 million for a total of $483.8 million. Assumes the rate at which the provision for credit losses is computed is constant for each scenario presented and is equal to the most recently reported allowance for credit losses on the Company’s balance sheet divided by the par value of the Company’s CRE loan portfolio for that same period. Real estate depreciation, provision for credit losses, equity compensation expense and certain non-cash amortization expenses are excluded from the calculation of Earnings Available for Distribution. See page 25 for additional information. Projected Book Value Growth – page 24 Operating loss carryforwards comprise qualified REIT subsidiary (“QRS”) net operating loss carryforwards, which have an unlimited useful life. Capital loss carryforwards comprise QRS net capital loss carryforwards, which have a useful life of five years. The “Min. Case” scenario assumes the partial utilization of the operating loss carryforwards. The “Base Case” scenario assumes the full utilization of existent operating loss carryforwards, plus a portion of the capital loss carryforwards. The “Max Case” scenario assumes the full utilization of existent operating loss carryforwards, plus a greater portion of the capital loss carryforwards than the “Base Case” Scenario. ACRESREIT.COM

ACRES Commercial Realty Corp. is a real estate investment trust that is primarily focused on originating, holding and managing commercial real estate mortgage loans and equity investments in commercial real estate property through direct ownership and joint ventures. Additional information is available at the Company’s website, www.acresreit.com. ACRESREIT.COM Contact Information: Headquarters: Investor Relations: New York Stock Exchange: 390 RXR Plaza ir@acresreit.com Common Stock Symbol: ACR Uniondale, NY 11556 516-862-2385 Pref. Stock Symbols: ACRPrC & ACRPrD